UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 5, 2016
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 200
	Foothill Ranch, California	92610-2831
	(Address of Principal Executive Offices)	(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2016 Base Salary

On March 5, 2016, the compensation committee (the “Compensation Committee”) of the board of directors of Kaiser Aluminum Corporation (the “Company”) approved the annual base compensation of the Company's executive officers, effective April 1, 2016, including the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2016.

Name and Position	Year	Base Salary
Jack A. Hockema	2016	$899,000
Chief Executive Officer and Chairman of the Board

Keith A. Harvey	2016	$525,000
President and Chief Operating Officer

Daniel J. Rinkenberger	2016	$445,800
Executive Vice President and Chief Financial Officer

John M. Donnan	2016	$418,000
Executive Vice President - Legal, Compliance and Human Resources

John Barneson	2016	$367,800
Senior Vice President - Corporate Development

2016 Incentive Compensation

On March 5, 2016, the Compensation Committee also approved a short-term incentive plan for 2016 (the “2016 STI Plan”) and a long-term incentive program for the 2016 through 2018 performance period (the “2016 - 2018 LTI Plan”). The structure, terms and objectives of the 2016 STI Plan and 2016 - 2018 LTI Plan are described in more detail below and generally consistent with the structure, terms and objectives of the 2015 short-term incentive plan and the 2015-2017 long-term incentive program with the exception of the addition of a second performance metric applicable to the performance shares granted under the 2016 - 2018 LTI Plan.

2016 STI Plan

The 2016 STI Plan is designed to reward participants for achieving certain adjusted earnings before interest, taxes, depreciation and amortization performance goals determined using an economic value added calculation reflecting the adjusted pre-tax operating income of the Company's core Fabricated Products business less a capital charge calculated as a percentage of its adjusted net assets. Similar to the short-term incentive plan approved by the Compensation Committee in 2015, the 2016 STI Plan includes modifiers for safety, quality, delivery and cost performance, and permits, subject to the maximum payout opportunity described below, adjustments to individual awards based on actual performance, including individual, facility, and/or functional area performance.

Consistent with short-term incentive plans approved by the Compensation Committee in prior years, the 2016 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the Named Executive Officers under the 2016 STI Plan below the threshold performance level and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$308,000	$616,000	$1,848,000
Keith A. Harvey	$0	$212,500	$425,000	$1,275,000
Daniel J. Rinkenberger	$0	$147,700	$295,400	$886,200
John M. Donnan	$0	$139,300	$278,600	$835,800
John Barneson	$0	$83,600	$167,200	$501,600
The preceding description of the 2016 STI Plan is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2016 Short-Term Incentive Plan for Key Managers Summary, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2016 - 2018 LTI Plan
The 2016 - 2018 LTI Plan is designed to reward participants with (i) a fixed number of time-vested restricted stock units and (ii) a fixed number of performance shares, 60% of which that vest, if at all, based on the Company's total shareholder return ("TSR") over the 2016 through 2018 performance period relative to its peer companies (the "Peer Group") in the S&P 600 Small Cap Materials index, and 40% of which that vest, if at all, based on the Company's total controllable cost performance (“Controllable Cost”) over the 2016 through 2018 performance period. The restricted stock units issued to members of senior management, including the Named Executive Officers, subject to certain limited exceptions, vest on March 5, 2019, and entitle the participant to receive one share of the Company’s common stock for each vesting restricted stock unit. The 2016 - 2018 LTI Plan provides for minimum and maximum vesting opportunities ranging from zero up to two times the pro rata portion of the target number of performance shares depending upon the Company's TSR percentile ranking relative to the Peer Group and Controllable Cost performance over the three-year performance period. Each performance share that becomes earned and vested entitles the participant to receive one share of the Company's common stock.
On March 5, 2016, the Compensation Committee approved the following grants of restricted stock units and performance shares, effective as of March 5, 2016, to the Named Executive Officers pursuant to the terms of the 2016 - 2018 LTI Plan:

Name	Number of Restricted Stock Units (1)	Number of Performance Shares (2)
Jack A. Hockema	10,830	45,994
Keith A. Harvey	5,107	24,771
Daniel J. Rinkenberger	4,723	11,283
John M. Donnan	4,107	9,811
John Barneson	3,368	8,045
_______________

(1)
The restrictions on 100% of the restricted stock units granted will lapse on March 5, 2019 or earlier if the Named Executive Officer's employment terminates as a result of death or disability, the Named Executive Officer's employment is terminated by the Company without cause, the Named Executive Officer's employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after normal retirement at age 65 or older, the restricted stock units granted will remain outstanding and the restrictions on a pro-rated portion of such units, determined based on the number of days the Named Executive Officer was employed by the Company during the restriction period, will lapse on March 5, 2019.

(2)
The tables below set forth the aggregate number of performance shares that will become vested for each of the Named Executive Officers under the 2016 - 2018 LTI Plan below the threshold performance levels and at the threshold, target and maximum performance levels based on the Company’s relative TSR and Controllable Cost performance over the three year performance period:

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	0	11,498	22,997	45,994
Keith A. Harvey	0	6,192	12,385	24,771
Daniel J. Rinkenberger	0	2,820	5,641	11,283
John M. Donnan	0	2,452	4,905	9,811
John Barneson	0	2,011	4,022	8,045
_______________
The number of performance shares, if any, that are earned will be determined based on the relative TSR and Controllable Cost performance achieved during the three-year performance period and will vest on the later to occur of March 5, 2019 and the date on which the Compensation Committee approves the Company's relative TSR and Controllable Cost performance achieved during the three-year performance period. Notwithstanding the foregoing, the respective target number of performance shares will be earned and immediately vest if prior to December 31, 2018 the Named Executive Officer's employment terminates as a result of death or disability, and if there is a change in control of the Company before December 31, 2018, the number of performance shares, if any, that are earned will be determined based on the relative TSR and Controllable Cost achieved during the performance period through the date of such change in control and will immediately vest on such date. However, if the Named Executive Officer's employment is terminated by the Company without cause or is voluntarily terminated by the Named Executive Officer for good reason, the number of performance shares, if any, that are earned will be determined based on the actual relative TSR and Controllable Cost performance achieved during the performance period and will vest as described above. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after normal retirement at age 65 or older, the number of performance shares, if any, that are earned will be determined based on the actual relative TSR and Controllable Cost performance achieved during the performance period and pro-rated for the number of days the Named Executive Officer was employed by the Company during the performance period.

The grants of restricted stock units and performance shares were made pursuant to the Company's Amended and Restated 2006 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.7 to the Quarterly Report on Form 10-Q, filed by the Company on April 24, 2013. The form of Restricted Stock Unit Award Agreement used to evidence the grants of restricted stock units made to the Company's executive officers under the 2016 - 2018 LTI Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference. The form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company's executive officers under the 2016 - 2018 LTI Plan is filed as Exhibits 10.3 to the Form 8-K, filed by the Company on March 9, 2015, and incorporated herein by reference. A summary of the performance objectives for determining the number of performance shares earned under the 2016 - 2018 LTI Plan is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Fabricated Products 2016 Short-Term Incentive Plan For Key Managers Summary.
10.2	2016 Form of Executive Officer Restricted Stock Unit Award Agreement.
10.3	Kaiser Aluminum Corporation 2016 - 2018 Long-Term Incentive Plan Management Objectives and Formula for Determining Performance Shares Earned Summary.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai Vice President, Deputy General Counsel, and Corporate Secretary
Date: March 10, 2016